EXHIBIT 10b

UgoMedia.com TM                                      Toll Free: 1.888.647.7467
                                                              Ph: 702.876.3004
                                                             Fax: 702.876.3065
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             Web Development / Hosting Agreement
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Customer Name: Luxcard.com / Wow Tech    Current Email: Sharon@wow-tech.com

Contact Name: Sharon Sanders             Online Name(s):
Billing Address: 811 Grier Drive
Suite/Office:        City: Las Vegas  State: NV  Zip: 89119
Customer Ph: (  )            Fax: (  )
                                         Sales Person: Mike Stapleton

                                              Pricing Workspace:

Website Creation:                              - $5000.00
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Splash Page          31-50pgs     X            - $70.00 per hr
              ---                ---              Maint. Cost.
1-5pg Site           51-70pgs
              ---                ---
6-10pg Site          71-100pgs
              ---                ---
11-20pgs             100+ pgs
              ---                ---
21-30pgs       X     Extra pgs.
              ---              -----

Other Services:
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Add. Pgs          Cold Fusion Programming
             ---                          ---
#pgs:             Databasing
     ------                               ---
Add. Forms        CGI Scripting
             ---                          ---
Website Maint.    Java Scripting
             ---                          ---
Domain Parking    XML/DHTML Scripting
             ---                          ---
Search Engine Registration
                           ---

          Setup Fee:
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       Design Costs: 5,000.00
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      Miscellaneous:
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        GRAND TOTAL: 5,000.00
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     Total Received: 2,500.00
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        Balance Due: 2,500.00
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Special Instructions/Services:
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Billing Type:    M/C    Visa    Amex   Credit Card #:             Exp.Date:
              ---    ---     ---

Signature: /s/ Sharon Sanders    Print Name: Sharon Sanders    Date: 2/27/01
          --------------------             -----------------        ---------


     THIS ORDER HAS BEEN SIGNED BY AN INDIVIDUAL AUTHORIZED TO LEGALLY BIND AND OBLIGATE FOR ALL SERVICES SPECIFIED ON THIS ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS AND SAID INDIVIDUAL BY HIS/HER SIGNATURE ACKNOWLEDGES THATHE/SHE HAS RECEIVED A COPY OF THIS ORDER.

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www.ugomedia.com    3400 W. Desert Inn Rd., Suite #13, Las Vegas, NV 89102